EXHIBIT (a)(2)

AMENDED LETTER OF TRANSMITTAL

To Tender Shares of Class A Common Stock

of
American Strategic Investment Co.
Pursuant to the Third Supplement to Offer to Purchase dated June 26, 2024 by

Bellevue Capital Partners, LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JULY 5, 2024, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail this Letter of Transmittal, or a copy, together with the certificate(s) (if any) representing your shares, to:

The Depositary:

By Mail:	By Overnight Courier:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

Pursuant to the Third Supplement to Offer to Purchase dated June 26, 2024 by Bellevue Capital Partners, LLC, the undersigned encloses herewith and tenders and surrenders the following certificate(s) representing shares of Class A common stock of American Strategic Investment Co. (the “Company” and “Company Shares”, respectively).

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES TENDERED (Please fill in. Attach separate schedule if needed)
	Certificated Shares**			Book-Entry Shares Tendered+
	Certificate Number(s)*	Total Number of Company Shares Represented by Certificate(s)*	Certificate Number(s)*

Total Shares

* Need not be completed by shareholders holding shares in book-entry.

** Unless otherwise indicated, it will be assumed that all shares represented by certificates described above are being surrendered hereby.

+ Need not be completed by shareholders who are delivering shares held in “street” name by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE THE IRS FORM W-9 INCLUDED HEREIN OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, TO PREVENT U.S. FEDERAL BACKUP WITHHOLDING TAX, IN EACH CASE, ON ANY PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

PLEASE REFER TO THE TAX INFORMATION PORTAL (THE “TAX PORTAL”), WHICH WILL BE A DEDICATED WEBSITE FOR REGISTERED SHAREHOLDERS AND BROKERS TO OBTAIN AND COMPLETE THE DECLARATION FORM (OR, IN THE CASE OF BROKERS, TO SEND TO BENEFICIAL HOLDERS OF COMPANY SHARES), REVIEW OFFER MATERIALS AND SUBMIT A VALID TAX CERTIFICATE AND OTHER SUPPORTING DOCUMENTS, IN ORDER TO RECEIVE PAYMENT FOR VALIDLY TENDERED COMPANY SHARES. YOU WILL NOT RECEIVE THE PAYMENT FOR YOUR SHARES UNTIL THE REQUIRED DECLARATION FORM AND RELATED DOCUMENTS ARE COMPLETED.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Shareholders of the Company must complete this Letter of Transmittal (i) if certificates evidencing Company Shares are to be forwarded with this letter, or (ii) unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase, as referred to below) is utilized, if delivery of Company Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A., as depositary (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”). For the avoidance of doubt, shareholders holding Company Shares that are held in “street” name should not complete a Letter of Transmittal and this Letter of Transmittal is being provided to such shareholders for information only. Delivery of documents to DTC or any other party does not constitute delivery to the Depositary.

VOLUNTARY CORPORATE ACTION; COY NCRI

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF YOU DO NOT HAVE A “PERSONAL INTEREST” IN THE ACCEPTANCE OF THE OFFER.

☐	CHECK HERE IF YOU HAVE A “PERSONAL INTEREST” IN THE ACCEPTANCE OF THE OFFER.

If you marked this box, please describe the basis for your “personal interest”.

IMPORTANT: This Letter of Transmittal properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and certificates or confirmation of book-entry transfer or a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents must be received by the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date. Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery.

VOLUNTARY CORPORATE ACTION; COY NCRI

Ladies and Gentlemen:

The undersigned hereby tenders to American Strategic Investment Co. (the “Purchaser”) the above-described shares of Class A common stock, par value $0.01 per share of American Strategic Investment Co. (“Company” and “Company Shares”, respectively), pursuant to the Purchaser’s offer to purchase up to 125,000 outstanding Company Shares, not already held by the Purchaser, at $11.00 per Company Share, to the seller in cash, less any required withholding taxes and without interest, upon the terms of, and subject to the conditions to, the Third Supplement to Offer to Purchase, dated June 26, 2024 (the “Offer to Purchase”) and this Letter of Transmittal (which, as they may be amended, supplemented or otherwise modified from time to time together constitute the “offer”), receipt of which is hereby acknowledged.

Upon the terms of, and subject to the conditions to, the offer (and if the offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Company Shares validly tendered herewith, in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Company Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Company Shares or other securities issued or issuable in respect thereof on or after May 7, 2024 (collectively, “Distributions”)) and irrevocably appoints the Purchaser the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Company Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered Company Shares (and all Distributions), or transfer ownership of the tendered Company Shares (and all Distributions) on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present the tendered Company Shares (and all Distributions) for transfer on the books of the Company, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Company Shares (and all Distributions), all in accordance with the terms of the offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Company Shares tendered and any Distributions. This proxy and power of attorney is coupled with an interest in the tendered Company Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered Shares by the Purchaser in accordance with other terms of the offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered Company Shares (and all Company Shares and other securities issued in Distributions in respect of the tendered Company Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Company Shares or Distributions to be deemed validly tendered, immediately upon the Purchaser’s acceptance of the tendered Shares for payment, the Purchaser must be able to exercise all rights, including voting rights, with respect to the tendered Shares (and any and all Distributions), including, without limitation, voting as they, in their sole discretion, may deem proper at any annual or special meeting of Company’s shareholders or any adjournment or postponement of any such meeting, by written consent in lieu of any meeting or otherwise.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Company Shares tendered hereby and all Distributions, that when the tendered Company Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Company Shares and Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of the tendered Company Shares and Distributions will be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Company Shares, or the certificate(s) evidencing such Company Shares have been endorsed to the undersigned in blank. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Company Shares and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire Offer Price of the tendered Company Shares, or deduct from the Offer Price, the amount or value of that Distribution as determined by the Purchaser in its sole discretion.

VOLUNTARY CORPORATE ACTION; COY NCRI

It is understood that the undersigned will not receive payment for the Company Shares unless and until the Company Shares are accepted for payment and until the certificate(s) evidencing such Company Shares (if any) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Company Shares held in “street” name book-entry form, ownership of Company Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE COMPANY SHARES, THE SHARE CERTIFICATE(S) (IF ANY) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH COMPANY SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE COMPANY SHARES OR SHARE CERTIFICATE(S) (IF ANY) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF COMPANY SHARES HELD IN “STREET” NAME, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY WILL BE DEEMED EFFECTIVE AND RISK OF LOSS AND TITLE WILL PASS FROM THE OWNER ONLY WHEN RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of Company Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms of, and conditions to, the offer. The Purchaser’s acceptance of the tendered Company Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms of, and subject to the conditions to, the offer (and if the offer is extended or amended, the terms of, or conditions to, any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions”, please issue the check for the aggregate Offer Price of all Company Shares purchased and return all certificates evidencing Company Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions”, please mail the check for the aggregate Offer Price of all Company Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered”. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the aggregate Offer Price of all Company Shares purchased and return all certificates evidencing Company Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions”, please credit any Company Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Depository Trust Company. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Company Shares from the name of the registered holder(s) if the Purchaser does not accept for payment any Company Shares tendered hereby.

VOLUNTARY CORPORATE ACTION; COY NCRI

IF ANY SHARE CERTIFICATES REPRESENTING COMPANY SHARES THAT YOU OWN HAVE
BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SHAREHOLDERS: SIGN HERE
(Please complete an IRS Form W-9, the appropriate IRS Form W-8, and provide the accompanying documents, as applicable. See
“IMPORTANT TAX INFORMATION”.)

Signature(s) of Holder(s)

Dated:             , 2024.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
Please Print

Capacity (full title):
Address:
Include Zip Code

Daytime Area
Code and
Telephone No:
Email Address:
Taxpayer
Identification
or
Social
Security No.:

(See IRS Form W-9 below)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
Financial Institutions: Place Medallion Guarantee in Space Below

If you wish that the check for the Offer Price of the Company Shares and the certificate evidencing Company Shares not tendered or not purchased be issued in the name of someone other than the record holder(s) of the Company Shares, please complete the “Special Payment Instructions” below. If the check for the Offer Price of the tendered Company Shares and the certificate evidencing Company Shares not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures medallion guaranteed.

VOLUNTARY CORPORATE ACTION; COY NCRI

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer Price of Company Shares and share certificates evidencing Company Shares not tendered or not purchased are to be issued in the name of someone other than the registered holder.

Issue Check and Share Certificate(s) to

To be completed ONLY if the check for the Offer Price of Company Shares purchased and share certificates evidencing Company Shares not tendered or not purchased are to be mailed to someone other than the registered holder, or the registered holder at an address other than that shown under “Description of Shares Tendered”.

Name:		Mail Check and Share Certificate(s) to:
(Please Print)
Name:
Address:		(Please Print)

Address:
(Zip Code)

(Zip Code)

Tax Identification or Social Security Number) (See IRS Form W-9 below and Form W-8)

Tax Identification or Social Security Number) (See IRS Form W-9 below and Form W-8)

GUARANTEE OF SIGNATURE(S) (See Instructions 1, 5, 6 and 7)
Authorized Signature of Owner(s):
Name(s):
(Please Print)
Title:
Name of Firm:
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:
Dated:

VOLUNTARY CORPORATE ACTION; COY NCRI

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

VOLUNTARY CORPORATE ACTION; COY NCRI

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

VOLUNTARY CORPORATE ACTION; COY NCRI

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

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Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

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INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions of the offer

1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of shares (which term, for purposes of this document, shall include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of Company Shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse hereof or (ii) such Company Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used (i) if certificates are to be forwarded with it, or (ii) if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered Company Shares, or a confirmation of a book-entry transfer into the Depositary’s account at The Depository Trust Company of all Company Shares delivered by book-entry transfer (“Book-Entry Confirmation”), as well as a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery. For Shares held in “street” name in book-entry form, an Agent’s Message in lieu of this Letter of Transmittal and Book-Entry Confirmation must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders holding Company Shares in “street” name in book-entry form need not complete a Letter of Transmittal.

The method of delivery of the Company Shares, this Letter of Transmittal, and all other required documents, including delivery through the Depository Trust Company, is at the option and risk of the tendering shareholder, and the delivery will be deemed made and the risk of loss of the share certificates shall pass only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Company Shares hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents and as to the proper form for transfer of any share certificates, will be determined by the Purchaser, in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary), which determination will be final and binding. The Purchaser reserves the absolute right to reject any or all tenders that it determines not to be in proper form or the acceptance for payment of which may be unlawful. A tender of Company Shares will not have been made until all defects and irregularities have been cured or waived. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Company Shares or share certificates whether or not similar defects or irregularities are waived in the case of any other shareholder. None of the Purchaser, the Depositaries, the Information Agent, Purchaser’s legal counsel or any other person will be under any duty to give notification of any defects or irregularities in tenders of Company Shares or incur any liability for failure to give any notification.

No alternative, conditional or contingent tenders will be accepted and no fractional Company Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Company Shares for payment.

If any share certificate has been lost, destroyed or stolen, the shareholder should promptly notify Company’s Transfer Agent, Computershare Trust Company, N.A. The shareholder then will be instructed as to the steps that must be taken in order to replace the share certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed share certificates have been followed.

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3. Inadequate Space. If the space provided on the reverse hereof under “Description of Shares Tendered” is inadequate, the share certificate numbers, the number of shares evidenced by such Share certificates and the number of Company Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all Company Shares evidenced by any certificate delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Company Shares that are to be tendered in the box entitled “Number of Shares Tendered” in the box titled “Description of Shares Tendered”. In such cases, new certificate(s) evidencing the remainder of Company Shares that were evidenced by the certificates delivered to the Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in the Letter of Transmittal, as soon as practicable after the Expiration Date, or the termination of the offer. All Company Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered Company Shares without alteration, enlargement or any other change whatsoever.

If any tendered Company Shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal. If any tendered Company Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered Company Shares.

If this Letter of Transmittal is signed by the registered holder(s) of tendered Company Shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Company Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing Company Shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of tendered Company Shares, the certificate(s) evidencing tendered Company Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person’s authority so to act must be submitted.

6. Share Transfer Taxes. The amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer of any Company Shares will be the responsibility of the shareholder. Evidence satisfactory to the Purchaser of the payment of the taxes, or that the transfer is not subject to tax, may need to be submitted. The Purchaser will only be liable for share transfer taxes with respect to the sale and transfer of any Company Shares if such taxes are expressly imposed by applicable law on the Purchaser.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the share certificates evidencing Company Shares tendered hereby.

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7. Special Payment and Delivery Instructions. If a check for the Offer Price of any tendered Company Shares is to be issued in the name of, and/or certificate(s) evidencing Company Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other documents related to the offer may be obtained from the Information Agent.

9. IRS Form W-9, IRS Form W-8. Each holder who is a Holder (as defined in Section 13 of the Offer to Purchase) surrendering certificates for payment is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9 (provided herein) and certify under penalties of perjury that such number is correct and indicate whether such holder is subject to backup withholding as provided in the certification instructions in the form. Each holder must date and sign the IRS Form W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to federal income tax withholding on the Offer Price and to a penalty imposed by the Internal Revenue Service. If the holder has not been issued a TIN and has applied for a number, the holder should write “Applied For” in the space for the TIN and sign and date the IRS Form W-9 in the spaces indicated. If the IRS Form W-9 is so completed, the Depositary will withhold 24% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder’s request. Each holder who is not a U.S. Holder (as defined in Section 13 of the Offer to Purchase) must complete and submit the applicable IRS Form W-8 in order to be exempt from the federal income tax backup withholding due on payments with respect to the Company Shares. The appropriate IRS Form W-8 may be obtained from the Information Agent and the Depositary. Shareholders that are not U.S. Holders are urged to consult their tax advisor regarding the appropriate IRS Form W-8 in their particular circumstances.

IMPORTANT TAX INFORMATION

United States

Under U.S. federal income tax law, a shareholder who is a U.S. Holder (as defined in Section 13 of the Offer to Purchase) whose tendered Company Shares are accepted for payment is generally required to provide the Depositary (as payer) with the shareholder’s correct TIN on IRS Form W-9. If a shareholder is an individual, the TIN generally is the shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder with respect to Company Shares purchased pursuant to the offer may be subject to backup withholding of 24%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

Many shareholders (including, among others, corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. shareholder (e.g., a non-U.S. corporation or nonresident alien individual) to qualify as an exempt recipient, that holder must submit a statement on the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. See the instructions for the applicable IRS Form W-8, which can be obtained on the IRS website, for additional information. A tax advisor should be consulted as to that shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption, including which IRS Form W-8 should be provided by the shareholder.

If backup withholding applies, the Depositary is required to withhold 24% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service, generally by filing a U.S. tax return.

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Purpose of IRS Form W-9. To prevent backup withholding on payments that are made to a shareholder with respect to Company Shares purchased in the offer, each shareholder who is a U.S. Holder (as defined in Section 13 of the Offer to Purchase) is required to notify the Depositary of such shareholder’s correct TIN by completing the IRS Form W-9 certifying that (a) the TIN provided on IRS Form W-9 is correct, (b)(i) that shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding and (c) the shareholder is a U.S. resident or other U.S. person. See the instructions for IRS Form W-9 (provided herein), for additional information.

What Number to Give the Depositary. Each shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares who is a U.S. Holder (as defined in Section 13 of the Offer to Purchase). If shares are in more than one name or are not in the name of the actual owner, consult the enclosed instructions for IRS Form W-9 for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number, the holder should write “Applied For” in the space for the TIN and sign and date the IRS Form W-9 in the spaces indicated. If the IRS Form W-9 is so completed, the Depositary will withhold 24% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder’s request.

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 13 of the Offer to Purchase.

This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the offer is:

Mail this Letter of Transmittal, or a copy, together with the certificate(s) representing your Company Shares, to:

By Mail:	By Overnight Courier:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

Questions or requests for assistance may be directed to the Information Agent at its respective address and telephone numbers listed below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

The Information Agent for the offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, NY 10022

For assistance call: 888-750-9498

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